ING EQUITY TRUST

ING Value Choice Fund (“Fund”)

Supplement dated October 8, 2010

to the Fund’s Class A, Class B, Class C, Class I, Class O and Class W Prospectus (“Prospectus”) dated September 30, 2010

On September 30, 2010, the Board of Trustees of ING Equity Trust approved a change to the Fund’s principal investment strategy.

Effective September 30, 2010, the Fund’s Prospectus is revised as follows:

The 1st sentence of the 2nd paragraph entitled “Principal Investment Strategies” of the Summary Section of the Fund’s Prospectus is hereby deleted in its entirety and replaced with the following:

The equity securities in which the Fund may invest include common and preferred stock, depositary receipts, and convertible securities.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE